                                                                     Exhibit 3.2

                                     BYLAWS
                                       OF
                             AMERICAN OIL & GAS INC.

                                    ARTICLE I
                                     OFFICES

Section 1.01  Location of Offices.  The  corporation  may maintain  such offices within or without the State of Nevada as the Board of Directors may from time to time designate or require.

Section  1.02  Principal  Office.  The  address of the  principal  office of the corporation  shall be at the address of the registered office of the corporation as so designated in the office of the Lieutenant  Governor/Secretary of State of the state of  incorporation,  or at such other address as the Board of Directors shall from time to time determine.

                                   ARTICLE II
                                  SHAREHOLDERS

Section 2.01 Annual  Meeting.  The annual meeting of the  shareholders  shall be held in January of each year or at such  other time  designated  by the Board of
Directors  and as is provided for in the notice of the meeting,  for the purpose of electing directors and for the transaction of such other business as may come before the meeting.  If the  election of directors  shall not be held on the day designated for the annual  meeting of the  shareholders,  or at any  adjournment thereof, the Board of Directors shall cause the election to be held at a special meeting of the shareholders as soon thereafter as may be convenient.

Section 2.02  Special  Meetings.  Special  meetings of the  shareholders  may be called at any time by the chairman of the board, the president,  or by the Board of Directors,  or in their absence or  disability,  by any vice  president,  and shall be called by the president or, in his or her absence or  disability,  by a vice president or by the secretary on the written  request of the holders of not less than  one-tenth  of all the shares  entitled to vote at the  meeting,  such written  request  to state the  purpose or  purposes  of the  meeting  and to be delivered  to the  president,  each  vice-president,  or  secretary.  In case of failure to call such meeting within 60 days after such request, such shareholder or shareholders may call the same.

Section 2.03 Place of Meetings.  The Board of Directors may designate any place, either within or without the state of incorporation, as the place of meeting for any annual meeting or for any special  meeting called by the Board of Directors.
A waiver of notice signed by all shareholders  entitled to vote at a meeting may designate any place, either within or without the state of incorporation, as the place for the  holding  of such  meeting.  If no  designation  is made,  or if a special  meeting  be  otherwise  called,  the place of  meeting  shall be at the principal office of the corporation.

Section 2.04 Notice of Meetings.  The secretary or assistant secretary,  if any, shall cause notice of the time,  place,  and purpose or purposes of all meetings of the shareholders  (whether annual or special), to be mailed at least 10 days,
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but not more than 50 days,  prior to the meeting,  to each shareholder of record entitled to vote.

Section 2.05 Waiver of Notice.  Any  shareholder may waive notice of any meeting of shareholders (however called or noticed, whether or not called or noticed and whether before,  during,  or after the meeting),  by signing a written waiver of notice or a consent  to the  holding  of such  meeting,  or an  approval  of the minutes  thereof.  Attendance  at a  meeting,  in  person  or  by  proxy,  shall constitute waiver of all defects of call or notice regardless of whether waiver, consent,  or approval is signed or any  objections  are made.  All such waivers, consents, or approvals shall be made a part of the minutes of the meeting.

Section 2.06 Fixing  Record Date.  For the purpose of  determining  shareholders entitled to notice of or to vote at any annual  meeting of  shareholders  or any adjournment thereof, or shareholders entitled to receive payment of any dividend or in  order  to make a  determination  of  shareholders  for any  other  proper purpose,  the Board of Directors of the  corporation  may provide that the share transfer  books  shall be closed,  for the purpose of  determining  shareholders entitled to notice of or to vote at such meeting, but not for a period exceeding
50 days. If the share  transfer  books are closed for the purpose of determining shareholders  entitled to notice of or to vote at such meeting, such books shall be closed for at least 10 days immediately preceding such meeting.

In lieu of closing the share transfer  books,  the Board of Directors may fix in advance a date as the record date for any such  determination  of  shareholders, such  date in any  case to be not  more  than 50 and,  in case of a  meeting  of shareholders,  not less than 10 days  prior to the date on which the  particular action requiring such determination of shareholders is to be taken. If the share transfer books are not closed and no record date is fixed for the  determination of  shareholders  entitled  to notice of or to vote at a meeting  or to  receive payment of a dividend,  the date on which notice of the meeting is mailed or the date on which the  resolution of the Board of Directors  declaring such dividend is adopted,  as the case may be, shall be the record date for such determination of shareholders.  When a determination  of shareholders  entitled to vote at any meeting  of  shareholders  has  been  made as  provided  in this  Section,  such determination  shall apply to any  adjournment  thereof.  Failure to comply with this  Section  shall not affect the validity of any action taken at a meeting of shareholders.

Section 2.07 Voting Lists. The officer or agent of the corporation having charge of the share transfer books for shares of the  corporation  shall make, at least
10 days before each meeting of shareholders, a complete list of the shareholders entitled  to  vote at such  meeting  or any  adjournment  thereof,  arranged  in alphabetical  order, with the address of, and the number of shares held by each, which list, for a period of 10 days prior to such meeting, shall be kept on file at the registered  office of the  corporation and shall be subject to inspection by any  shareholder  during the whole time of the meeting.  The  original  share transfer  book shall be prima  facie  evidence  as to the  shareholders  who are entitled to examine  such list or transfer  books,  or to vote at any meeting of shareholders.

Section  2.08  Quorum.  One-half of the total  voting  power of the  outstanding shares of the corporation  entitled to vote,  represented in person or by proxy, shall  constitute  a quorum at a  meeting  of the  shareholders.  If a quorum is

present, the affirmative vote of the majority of the voting power represented by shares at the meeting  and  entitled  to vote on the  subject  shall  constitute action by the  shareholders,  unless  the vote of a greater  number or voting by classes is required by the laws of the state of incorporation of the corporation or the  Articles of  Incorporation.  If less than  one-half  of the  outstanding voting  power is  represented  at a  meeting,  a majority  of the  voting  power represented  by shares so present  may  adjourn  the  meeting  from time to time without  further  notice.  At such adjourned  meeting at which a quorum shall be present or  represented,  any business may be  transacted  which might have been transacted at the meeting as originally noticed.

Section  2.09  Voting  of  Shares.  Each  outstanding  share of the  corporation entitled to vote shall be entitled to one vote on each matter  submitted to vote at a meeting of shareholders, except to the extent that the voting rights of the shares of any class or series of stock are  determined  and specified as greater or lesser  than one vote per share in the manner  provided  by the  Articles  of
Incorporation.

Section 2.10  Proxies.  At each meeting of the  shareholders,  each  shareholder entitled  to vote  shall be  entitled  to vote in person or by proxy;  provided, however, that the right to vote by proxy shall exist only in case the instrument authorizing  such  proxy to act  shall  have been  executed  in  writing  by the registered holder or holders of such shares, as the case may be, as shown on the share  transfer of the  corporation  or by his or her or her attorney  thereunto duly authorized in writing. Such instrument  authorizing a proxy to act shall be delivered at the beginning of such meeting to the  secretary of the  corporation or to such other officer or person who may, in the absence of the secretary,  be acting as secretary of the meeting.  In the event that any such instrument shall designate  two or more  persons to act as proxies,  a majority  of such  persons present at the meeting,  or if only one be present,  that one shall  (unless the instrument  shall  otherwise  provide)  have all of the powers  conferred by the instrument on all persons so  designated.  Persons  holding stock in a fiduciary capacity  shall be  entitled  to vote the shares so held and the  persons  whose shares are  pledged  shall be entitled  to vote,  unless in the  transfer by the pledge  or on the  books  of the  corporation  he or she  shall  have  expressly empowered the pledgee to vote thereon,  in which case the pledgee, or his or her or her proxy, may represent such shares and vote thereon.

Section 2.11 Written Consent to Action by  Shareholders.  Any action required to be taken at a meeting  of the  shareholders,  or any other  action  which may be taken at a meeting of the  shareholders,  may be taken  without a meeting,  if a consent in  writing,  setting  forth the  action so taken,  shall be signed by a majority of the shareholders entitled to vote with respect to the subject matter thereof.

                                   ARTICLE III
                                    DIRECTORS

Section  3.01  General  Powers.  The  property,  affairs,  and  business  of the corporation  shall be managed by its Board of Directors.  The Board of Directors may exercise all the powers of the  corporation  whether derived from law or the
Articles of Incorporation, except such powers as are by statute, by the Articles

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of  Incorporation  or by these Bylaws,  vested solely in the shareholders of the corporation.

Section 3.02 Number,  Term,  and  Qualifications.  The Board of Directors  shall consist of one to nine  persons.  Increases  or  decreases to said number may be made,  within the numbers  authorized by the Articles of  Incorporation,  as the
Board of  Directors  shall from time to time  determine  by  amendment  to these
Bylaws.  An  increase or a decrease in the number of the members of the Board of
Directors  may also be had upon  amendment to these Bylaws by a majority vote of all of the  shareholders,  and the number of  directors  to be so  increased  or decreased shall be fixed upon a majority vote of all of the  shareholders of the corporation.  Each director  shall hold office until the next annual  meeting of shareholders  of the  corporation and until his or her successor shall have been elected and shall have  qualified.  Directors need not be residents of the state of incorporation or shareholders of the corporation.

Section 3.03 Classification of Directors.  In lieu of electing the entire number of directors annually,  the Board of Directors may provide that the directors be divided  into either two or three  classes,  each class to be as nearly equal in number as  possible,  the term of office of the  directors of the first class to expire at the first annual meeting of shareholders after their election, that of the second class to expire at the second annual  meeting  after their  election, and that of the third class, if any, to expire at the third annual meeting after their election. At each annual meeting after such classification,  the number of directors  equal to the number of the class  whose  term  expires at the time of such meeting shall be elected to hold office until the second  succeeding annual meeting,  if there be two classes, or until the third succeeding annual meeting, if there be three classes.

Section 3.04 Regular Meetings. A regular meeting of the Board of Directors shall be held without other notice than this bylaw immediately  following,  and at the same place as, the annual  meeting of  shareholders.  The Board of Directors may provide by resolution the time and place,  either within or without the state of incorporation,  for the holding of  additional  regular  meetings  without other notice than such resolution.

Section 3.05 Special Meetings. Special meetings of the Board of Directors may be called  by or at the  request  of the  president,  vice  president,  or any  two directors.  The person or persons  authorized  to call  special  meetings of the
Board of  Directors  may fix any place,  either  within or without  the state of incorporation,  as the place for  holding  any  special  meeting of the Board of
Directors called by them.

Section 3.06  Meetings by  Telephone  Conference  Call.  Members of the Board of
Directors may  participate in a meeting of the Board of Directors or a committee of  the  Board  of  Directors  by  means  of  conference  telephone  or  similar communication  equipment  by means of which  all  persons  participating  in the meeting can hear each other,  and  participation  in a meeting  pursuant to this
Section shall constitute presence in person at such meeting.

Section 3.07 Notice.  Notice of any special  meeting  shall be given at least 10 days prior  thereto by written  notice  delivered  personally  or mailed to each director at his or her regular business address or residence, or by telegram. If mailed, such notice shall be deemed to be delivered when deposited in the United

States mail so addressed,  with postage thereon  prepaid.  If notice be given by telegram,  such  notice  shall be deemed to be  delivered  when the  telegram is delivered  to the  telegraph  company.  Any  director  may  waive  notice of any meeting.  Attendance  of a director at a meeting  shall  constitute  a waiver of notice of such meeting, except where a director attends a meeting solely for the express  purpose of objecting  to the  transaction  of any business  because the meeting is not lawfully called or convened.

Section 3.08 Quorum.  A majority of the number of directors  shall  constitute a quorum for the transaction of business at any meeting of the Board of Directors, but if less than a majority is present at a meeting, a majority of the directors present may adjourn the meeting from time to time without further notice.

Section 3.09 Manner of Acting. The act of a majority of the directors present at a  meeting  at  which a  quorum  is  present  shall  be the act of the  Board of
Directors, and the individual directors shall have no power as such.

Section 3.10 Vacancies and Newly Created  Directorship.  If any vacancies  shall occur in the Board of Directors by reason of death, resignation or otherwise, or if the number of directors  shall be  increased,  the  directors  then in office shall continue to act and such vacancies or newly created directorships shall be filled by a vote of the directors then in office,  though less than a quorum, in any way  approved by the  meeting.  Any  directorship  to be filled by reason of removal of one or more directors by the  shareholders  may be filled by election by the  shareholders  at the  meeting at which the  director  or  directors  are removed.

Section  3.11  Compensation.  By  resolution  of the  Board  of  Directors,  the directors may be paid their  expenses,  if any, of attendance at each meeting of the  Board of  Directors,  and may be paid a fixed  sum for  attendance  at each meeting  of the  Board of  Directors  or a stated  salary as  director.  No such payment shall  preclude any director from serving the  corporation  in any other capacity and receiving compensation therefor.

Section 3.12 Presumption of Assent. A director of the corporation who is present at a meeting of the Board of Directors at which action on any  corporate  matter is taken shall be presumed to have  assented to the action  taken  unless his or her or her dissent shall be entered in the minutes of the meeting,  unless he or she shall file his or her or her written  dissent to such action with the person acting as the secretary of the meeting before the adjournment  thereof, or shall forward such dissent by  registered  or certified  mail to the  secretary of the corporation  immediately  after the  adjournment  of the meeting.  Such right to dissent shall not apply to a director who voted in favor of such action.

Section 3.13  Resignations.  A director  may resign at any time by  delivering a written resignation to either the president, a vice president, the secretary, or assistant  secretary,  if any. The  resignation  shall  become  effective on its acceptance by the Board of Directors;  provided, that if the board has not acted thereon within ten days from the date presented, the resignation shall be deemed accepted.

Section 3.14 Written  Consent to Action by Directors.  Any action required to be taken at a meeting of the directors of the corporation or any other action which may be taken at a  meeting  of the  directors  or of a  committee,  may be taken without a meeting,  if a consent in writing,  setting forth the action so taken, shall be signed by all of the directors, or all of the members of the committee, as the case may be. Such consent shall have the same legal effect as a unanimous vote of all the directors or members of the committee.

Section 3.15 Removal.  At a meeting  expressly  called for that purpose,  one or more  directors  may be  removed  by a vote  of a  majority  of  the  shares  of outstanding  stock  of the  corporation  entitled  to  vote  at an  election  of directors.

                                   ARTICLE IV
                                    OFFICERS

Section 4.01 Number.  The officers of the corporation shall be a president,  one or more  vice-presidents,  as shall be  determined by resolution of the Board of
Directors, a secretary, a treasurer, and such other officers as may be appointed by the Board of Directors.  The Board of Directors  may elect,  but shall not be required  to elect,  a  chairman  of the board  and the Board of  Directors  may appoint a general manager.

Section 4.02 Election, Term of Office, and Qualifications. The officers shall be chosen by the Board of Directors annually at its annual meeting. In the event of failure  to choose  officers  at an annual  meeting  of the Board of  Directors, officers  may be  chosen  at any  regular  or  special  meeting  of the Board of
Directors.  Each such officer  (whether chosen at an annual meeting of the Board of Directors to fill a vacancy or otherwise)  shall hold his or her office until the next ensuing  annual  meeting of the Board of Directors and until his or her successor  shall have been chosen and qualified,  or until his or her death,  or until his or her  resignation or removal in the manner provided in these Bylaws.
Any one  person  may  hold  any two or more of such  offices,  except  that  the president shall not also be the secretary. No person holding two or more offices shall act in or execute any  instrument in the capacity of more than one office.
The  chairman  of the  board,  if any,  shall be and  remain a  director  of the corporation  during the term of his or her office.  No other  officer  need be a director.

Section 4.03 Subordinate Officers, Etc. The Board of Directors from time to time may appoint such other officers or agents as it may deem advisable, each of whom shall have such title,  hold office for such period,  have such  authority,  and perform such duties as the Board of Directors  from time to time may  determine.
The Board of  Directors  from time to time may  delegate to any officer or agent the power to appoint  any such  subordinate  officer or agents and to  prescribe their respective titles, terms of office,  authorities,  and duties. Subordinate officers need not be shareholders or directors.

Section 4.04  Resignations.  Any officer may resign at any time by  delivering a written resignation to the Board of Directors,  the president, or the secretary.
Unless  otherwise  specified  therein,  such  resignation  shall take  effect on delivery.

Section  4.05  Removal.  Any officer  may be removed  from office at any special meeting  of the  Board of  Directors  called  for that  purpose  or at a regular meeting,  by vote of a majority of the  directors,  with or without  cause.  Any officer or agent  appointed in  accordance  with the  provisions of Section 4.03 hereof may also be removed, either with or without cause, by any officer on whom such power of removal shall have been conferred by the Board of Directors.

Section 4.06 Vacancies and Newly Created Offices.  If any vacancy shall occur in any office by reason of death, resignation,  removal,  disqualification,  or any other  cause,  or if a new office shall be created,  then such  vacancies or new created  offices  may be filled  by the Board of  Directors  at any  regular  or special meeting.

Section 4.07 The Chairman of the Board.  The Chairman of the Board,  if there be such an officer, shall have the following powers and duties.

     (a)  He or she shall preside at all shareholders' meetings;

     (b) He or she shall preside at all meetings of the Board of Directors; and

     (c) He or she shall be a member of the executive committee, if any.

Section 4.08 The President.  The president  shall have the following  powers and duties:

     (a) If no general manager has been appointed,  he or she shall be the chief executive officer of the corporation, and, subject to the direction of the Board of Directors,  shall have general charge of the business,  affairs, and property of the corporation and general  supervision  over its officers,  employees,  and agents;

     (b) If no  chairman  of the board has been  chosen,  or if such  officer is absent or disabled,  he or she shall preside at meetings of the shareholders and
Board of Directors;

     (c) He or she shall be a member of the executive committee, if any;

     (d) He or she shall be empowered to sign certificates  representing  shares of the  corporation,  the  issuance of which shall have been  authorized  by the
Board of Directors; and

     (e) He or she shall have all power and shall  perform  all duties  normally incident to the office of a president of a corporation,  and shall exercise such other  powers and perform such other duties as from time to time may be assigned to him or her by the Board of Directors.

Section 4.09 The Vice Presidents. The Board of Directors may, from time to time, designate and elect one or more vice  presidents,  one of whom may be designated to serve as executive vice president. Each vice president shall have such powers and  perform  such  duties as from time to time may be assigned to him or her by the Board of  Directors  or the  president.  At the request or in the absence or disability of the president,  the executive vice president or, in the absence or disability of the executive vice president, the vice president designated by the
Board of  Directors  or (in the  absence  of such  designation  by the  Board of
Directors)  by the  president,  the senior vice  president,  may perform all the

duties of the president,  and when so acting,  shall have all the powers of, and be subject to all the restrictions upon, the president.

Section 4.10 The Secretary.  The secretary  shall have the following  powers and duties:

     (a) He or she  shall  keep  or  cause  to be  kept a  record  of all of the proceedings of the meetings of the shareholders and of the board or directors in books provided for that purpose;

     (b) He or she shall cause all notices to be duly given in  accordance  with the provisions of these Bylaws and as required by statute;

     (c) He or she shall be the  custodian of the records and of the seal of the corporation, and shall cause such seal (or a facsimile thereof) to be affixed to all certificates  representing  shares of the corporation  prior to the issuance thereof  and to all  instruments,  the  execution  of  which  on  behalf  of the corporation  under its seal shall have been duly  authorized in accordance  with these Bylaws, and when so affixed, he or she may attest the same;

     (d)  He  or  she  shall  assume  that  the  books,   reports,   statements,
certificates,  and other documents and records  required by statute are properly kept and filed;

     (e) He or she shall have charge of the share books of the  corporation  and cause the share  transfer books to be kept in such manner as to show at any time the  amount  of  the  shares  of  the  corporation  of  each  class  issued  and outstanding,  the manner in which and the time when such stock was paid for, the names  alphabetically  arranged  and the  addresses  of the  holders  of  record thereof, the number of shares held by each holder and time when each became such holder or record;  and he or she shall  exhibit at all  reasonable  times to any director, upon application,  the original or duplicate share register. He or she shall  cause the share book  referred  to in Section  6.04 hereof to be kept and exhibited at the principal office of the corporation,  or at such other place as the Board of  Directors  shall  determine,  in the manner  and for the  purposes provided in such Section;

     (f) He or she shall be empowered to sign certificates  representing  shares of the  corporation,  the  issuance of which shall have been  authorized  by the
Board of Directors; and

     (g) He or she shall perform in general all duties incident to the office of secretary and such other duties as are given to him or her by these Bylaws or as from time to time may be assigned to him or her by the Board of Directors or the president.

Section 4.11 The Treasurer.  The treasurer  shall have the following  powers and duties:

     (a) He or she shall have charge and supervision over and be responsible for the monies, securities, receipts, and disbursements of the corporation;

     (b) He or she shall  cause the  monies  and other  valuable  effects of the corporation to be deposited in the name and to the credit of the  corporation in such banks or trust companies or with such banks or other  depositories as shall be selected in accordance with Section 5.03 hereof;

     (c) He or she shall cause the monies of the  corporation to be disbursed by checks or drafts  (signed as  provided  in  Section  5.04  hereof)  drawn on the authorized depositories of the corporation,  and cause to be taken and preserved property vouchers for all monies disbursed;

     (d) He or she  shall  render to the Board of  Directors  or the  president, whenever  requested,  a statement of the financial  condition of the corporation and of all of this transactions as treasurer, and render a full financial report at the annual meeting of the shareholders, if called upon to do so;

     (e) He or she shall  cause to be kept  correct  books of account of all the business  and  transactions  of the  corporation  and exhibit  such books to any director on request during business hours;

     (f) He or she  shall be  empowered  from time to time to  require  from all officers  or  agents  of  the  corporation  reports  or  statements  given  such information  as he or she may  desire  with  respect  to any  and all  financial transactions of the corporation; and

     (g) He or she shall perform in general all duties incident to the office of treasurer and such other duties as are given to him or her by these Bylaws or as from time to time may be assigned to him or her by the Board of Directors or the president.

Section 4.12 General  Manager.  The Board of Directors  may employ and appoint a general  manager who may, or may not, be one of the officers or directors of the corporation.  The general  manager,  if any shall have the following  powers and duties:

     (a) He or she shall be the chief executive  officer of the corporation and, subject to the  directions of the Board of Directors,  shall have general charge of the business affairs and property of the corporation and general  supervision over its officers, employees, and agents:

     (b) He or she  shall  be  charged  with  the  exclusive  management  of the business of the corporation and of all of its dealings, but at all times subject to the control of the Board of Directors;

     (c) Subject to the  approval  of the Board of  Directors  or the  executive committee,  if any, he or she shall employ all employees of the corporation,  or delegate such  employment to subordinate  officers,  and shall have authority to discharge any person so employed; and

     (d) He or she shall make a report to the  president  and directors as often as  required,  setting  forth the  results  of the  operations  under his or her charge,  together with suggestions  looking toward improvement and betterment of the  condition of the  corporation,  and shall  perform such other duties as the
Board of Directors may require.

Section 4.13 Salaries.  The salaries and other  compensation  of the officers of the  corporation  shall be fixed  from time to time by the  Board of  Directors, except  that the  Board of  Directors  may  delegate  to any  person or group of persons the power to fix the salaries or other  compensation  of any subordinate officers or agents  appointed in accordance  with the provisions of Section 4.03

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hereof.  No  officer  shall be  prevented  from  receiving  any such  salary  or compensation  by  reason of the fact  that he or she is also a  director  of the corporation.

Section 4.14 Surety Bonds. In case the Board of Directors shall so require,  any officer or agent of the  corporation  shall execute to the corporation a bond in such sums and with such surety or sureties as the Board of Directors may direct, conditioned  upon  the  faithful  performance  of  his  or  her  duties  to  the corporation,  including  responsibility for negligence and for the accounting of all property,  monies,  or securities of the corporation which may come into his or her hands.

                                    ARTICLE V
                  EXECUTION OF INSTRUMENTS, BORROWING OF MONEY,
                         AND DEPOSIT OF CORPORATE FUNDS

Section 5.01 Execution of  Instruments.  Subject to any limitation  contained in the  Articles  of  Incorporation  or these  Bylaws,  the  president  or any vice president or the general manager,  if any, may, in the name and on behalf of the corporation,  execute and deliver any contract or other instrument authorized in writing by the Board of Directors.  The Board of Directors  may,  subject to any limitation  contained  in the  Articles  of  Incorporation  or in these  Bylaws, authorize  in writing any officer or agent to execute and  delivery any contract or other  instrument  in the name and on  behalf  of the  corporation;  any such authorization may be general or confined to specific instances.

Section 5.02 Loans.  No loans or advances  shall be  contracted on behalf of the corporation,  no negotiable  paper or other evidence of its obligation under any loan or advance shall be issued in its name, and no property of the  corporation shall be mortgaged, pledged, hypothecated,  transferred, or conveyed as security for  the  payment  of any  loan,  advance,  indebtedness,  or  liability  of the corporation, unless and except as authorized by the Board of Directors. Any such authorization may be general or confined to specific instances.

Section 5.03  Deposits.  All monies of the  corporation  not otherwise  employed shall be  deposited  from time to time to its  credit in such banks and or trust companies or with such bankers or other  depositories  as the Board of Directors may  select,  or as from time to time may be  selected  by any  officer or agent authorized to do so by the Board of Directors.

Section  5.04  Checks,  Drafts,  Etc. All notes,  drafts,  acceptances,  checks, endorsements,  and,  subject to the  provisions  of these  Bylaws,  evidences of indebtedness of the corporation,  shall be signed by such officer or officers or such  agent or  agents  of the  corporation  and in such  manner as the Board of
Directors  from time to time may  determine.  Endorsements  for  deposit  to the credit of the corporation in any of its duly authorized depositories shall be in such manner as the Board of Directors from time to time may determine.

Section  5.05  Bonds  and  Debentures.  Every  bond or  debenture  issued by the corporation  shall be  evidenced  by an  appropriate  instrument  which shall be signed by the president or a vice president and by the secretary and sealed with the seal of the corporation.  The seal may be a facsimile,  engraved or printed.
Where such bond or debenture is  authenticated  with the manual  signature of an authorized  officer  of the  corporation  or  other  trustee  designated  by the

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indenture of trust or other agreement  under which such security is issued,  the signature of any of the corporation's officers named thereon may be a facsimile.
In case any officer who signed,  or whose  facsimile  signature has been used on any such bond or debenture, should cease to be an officer of the corporation for any reason before the same has been delivered by the  corporation,  such bond or debenture  may  nevertheless  be  adopted  by the  corporation  and  issued  and delivered as through the person who signed it or whose  facsimile  signature has been used thereon had not ceased to be such officer.

Section 5.06 Sale, Transfer, Etc. of Securities. Sales, transfers, endorsements, and assignments of stocks,  bonds,  and other securities owned by or standing in the name of the  corporation,  and the  execution  and delivery on behalf of the corporation  of any and all  instruments  in writing  incident to any such sale, transfer,  endorsement, or assignment, shall be effected by the president, or by any vice  president,  together  with the  secretary,  or by any officer or agent thereunto authorized by the Board of Directors.

Section  5.07  Proxies.  Proxies  to  vote  with  respect  to  shares  of  other corporations  owned  by or  standing  in the  name of the  corporation  shall be executed and delivered on behalf of the corporation by the president or any vice president and the secretary or assistant secretary of the corporation, or by any officer or agent thereunder authorized by the Board of Directors.

                                   ARTICLE VI
                                 CAPITAL SHARES

Section 6.01 Share Certificates. Every holder of shares in the corporation shall be entitled to have a certificate, signed by the president or any vice president and the secretary or assistant secretary, and sealed with the seal (which may be a facsimile, engraved or printed) of the corporation,  certifying the number and kind,  class  or  series  of  shares  owned  by him  or her in the  corporation;
provided,  however,  that where such a  certificate  is  countersigned  by (a) a transfer agent or an assistant transfer agent, or (b) registered by a registrar, the signature of any such  president,  vice president,  secretary,  or assistant secretary  may be a  facsimile.  In case any officer who shall have  signed,  or whose  facsimile  signature  or  signatures  shall  have  been  used on any such certificate,  shall cease to be such officer of the corporation, for any reason, before the delivery of such certificate by the corporation, such certificate may nevertheless be adopted by the corporation and be issued and delivered as though the person who signed it, or whose facsimile  signature or signatures shall have been used thereon, has not ceased to be such officer.  Certificates representing shares of the  corporation  shall be in such form as provided by the statutes of the state of  incorporation.  There  shall be entered on the share  books of the corporation at the time of issuance of each share, the number of the certificate issued,  the name and  address  of the  person  owning  the  shares  represented thereby,  the number and kind,  class or series of such shares,  and the date of issuance  thereof.  Every  certificate  exchanged or returned to the corporation shall be marked "Canceled" with the date of cancellation.

Section 6.02 Transfer of Shares. Transfers of shares of the corporation shall be made on the books of the corporation by the holder of record thereof,  or by his or her attorney  thereunto duly  authorized by a power of attorney duly executed in  writing  and  filed  with the  secretary  of the  corporation  or any of its transfer agents,  and on surrender of the certificate or certificates,  properly

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
endorsed or accompanied by proper  instruments  of transfer,  representing  such shares.  Except as provided by law,  the  corporation  and  transfer  agents and registrars, if any, shall be entitled to treat the holder of record of any stock as the absolute owner thereof for all purposes,  and  accordingly,  shall not be bound to recognize any legal,  equitable,  or other claim to or interest in such shares on the part of any other  person  whether  or not it or they  shall  have express or other notice thereof.

Section 6.03  Regulations.  Subject to the  provisions of this Article VI and of the Articles of  Incorporation,  the Board of Directors  may make such rules and regulations  as they may  deem  expedient  concerning  the  issuance,  transfer, redemption, and registration of certificates for shares of the corporation.

Section 6.04 Maintenance of Stock Ledger at Principal Place of Business. A share book  (or  books  where  more  than  one  kind,  class,  or  series  of stock is
outstanding)   shall  be  kept  at  the  principal  place  of  business  of  the corporation,  or at such other place as the Board of Directors shall  determine, containing the names,  alphabetically  arranged, of original shareholders of the corporation,  their addresses,  their interest, the amount paid on their shares, and all transfers  thereof and the number and class of shares held by each. Such share books shall at all  reasonable  hours be subject to  inspection by persons entitled by law to inspect the same.

Section 6.05 Transfer Agents and Registrars.  The Board of Directors may appoint one or more  transfer  agents  and one or more  registrars  with  respect to the certificates  representing  shares of the corporation,  and may require all such certificates to bear the signature of either or both. The Board of Directors may from time to time  define  the  respective  duties of such  transfer  agents and registrars.  No certificate for shares shall be valid until  countersigned  by a transfer agent, if at the date appearing  thereon the corporation had a transfer agent for such shares, and until registered by a registrar,  if at such date the corporation had a registrar for such shares.

Section 6.06  Closing of Transfer Books and Fixing of Record Date.

     (a) The Board of Directors shall have power to close the share books of the corporation  for a period  of not to exceed  50 days  preceding  the date of any meeting of  shareholders,  or the date for payment of any dividend,  or the date for the allotment of rights,  or capital shares shall go into effect,  or a date in connection with obtaining the consent of shareholders for any purpose.

     (b) In lieu of closing the share transfer books as aforesaid,  the Board of
Directors may fix in advance a date, not exceeding 50 days preceding the date of any meeting of shareholders, or the date for the payment of any dividend, or the date for the  allotment of rights,  or the date when any change or conversion or exchange of capital  shares shall go into effect,  or a date in connection  with obtaining  any such  consent,  as a record  date  for the  determination  of the shareholders  entitled to a notice of, and to vote at, any such  meeting and any adjournment thereof, or entitled to receive payment of any such dividend,  or to any such  allotment of rights,  or to exercise the rights in respect of any such change, conversion or exchange of capital stock, or to give such consent.

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
     (c) If the share  transfer  books  shall be closed or a record date set for the purpose of  determining  shareholders  entitled to notice of or to vote at a meeting of  shareholders,  such books  shall be closed  for, or such record date shall be, at least 10 days immediately preceding such meeting.

Section 6.07 Lost or Destroyed  Certificates.  The  corporation  may issue a new
certificate   for  shares  of  the  corporation  in  place  of  any  certificate theretofore issued by it, alleged to have been lost or destroyed,  and the Board of Directors may, in its discretion,  require the owner of the lost or destroyed certificate or his or her legal representatives,  to give the corporation a bond in such form and  amount as the Board of  Directors  may  direct,  and with such surety or  sureties  as may be  satisfactory  to the  board,  to  indemnify  the corporation and its transfer agents and registrars,  if any,  against any claims that may be made against it or any such  transfer  agent or registrar on account of the issuance of such new certificate. A new certificate may be issued without requiring any bond when, in the judgment of the Board of Directors, it is proper to do so.

Section 6.08 No Limitation on Voting Rights;  Limitation on Dissenter's  Rights.
To the extent  permissible under the applicable law of any jurisdiction to which the  corporation  may become  subject by reason of the conduct of business,  the ownership of assets,  the residence of shareholders,  the location of offices or facilities,  or any other item, the corporation elects not to be governed by the provisions  of any  statute  that (i)  limits,  restricts,  modified,  suspends, terminates,  or otherwise affects the rights of any shareholder to cast one vote for each share of common stock registered in the name of such shareholder on the books of the  corporation,  without  regard to whether such shares were acquired directly  from the  corporation  or from any other person and without  regard to whether  such  shareholder  has the power to exercise or direct the  exercise of voting  power over any  specific  fraction of the shares of common  stock of the corporation  issued and  outstanding or (ii) grants to any shareholder the right to have his or her stock  redeemed or purchased by the  corporation or any other shareholder  on the  acquisition  by any person or group of persons of shares of the  corporation.  In particular,  to the extent permitted under the laws of the state of  incorporation,  the corporation  elects not to be governed by any such provision,  including the  provisions of the Nevada  Control Share  Acquisitions
Act, Sections 78.378 to 78.3793,  inclusive,  of the Nevada Revised Statutes, or any statute of similar effect or tenor.

                                   ARTICLE VII
                    EXECUTIVE COMMITTEE AND OTHER COMMITTEES

Section 7.01 How Constituted.  The Board of Directors may designate an executive committee  and  such  other  committees  as the  Board  of  Directors  may  deem appropriate,  each of which  committees  shall consist of two or more directors.
Members of the  executive  committee and of any such other  committees  shall be designated  annually at the annual meeting of the Board of Directors;  provided, however, that at any time the Board of Directors may abolish or reconstitute the executive  committee  or any  other  committee.  Each  member  of the  executive committee  and of  any  other  committee  shall  hold  office  until  his or her successor  shall have been designated or until his or her resignation or removal in the manner provided in these Bylaws.

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
Section  7.02  Powers.  During the  intervals  between  meetings of the Board of
Directors, the executive committee shall have and may exercise all powers of the
Board  of  Directors  in the  management  of the  business  and  affairs  of the corporation, except for the power to fill vacancies in the Board of Directors or to amend these Bylaws, and except for such powers as by law may not be delegated by the Board of Directors to an executive committee.

Section 7.03 Proceedings.  The executive committee, and such other committees as may be designated hereunder by the Board of Directors, may fix its own presiding and recording officer or officers, and may meet at such place or places, at such time or times and on such notice (or without  notice) as it shall determine from time to time.  It will keep a record of its  proceedings  and shall  report such proceedings  to the Board of  Directors at the meeting of the Board of Directors next following.

Section  7.04  Quorum  and  Manner of Acting.  At all  meeting of the  executive committee,  and of such other  committees as may be designated  hereunder by the
Board of Directors, the presence of members constituting a majority of the total authorized  membership  of the committee  shall be necessary  and  sufficient to constitute a quorum for the  transaction of business,  and the act of a majority of the members  present at any meeting at which a quorum is present shall be the act of such committee. The members of the executive committee, and of such other committees as may be designated  hereunder by the Board of Directors,  shall act only as a committee  and the indiviual  members  thereof shall have no powers as such.

Section 7.05 Resignations.  Any member of the executive  committee,  and of such other committees as may be designated  hereunder by the Board of Directors,  may resign at any time by delivering a written  resignation to either the president, the  secretary,  or  assistant  secretary,  or to the  presiding  officer of the committee of which he or she is a member,  if any shall have been  appointed and shall be in office.  Unless otherwise  specified herein,  such resignation shall take effect on delivery.

Section 7.06  Removal.  The Board of Directors may at any time remove any member of the executive committee or of any other committee  designated by it hereunder either for or without cause.

Section 7.07 Vacancies.  If any vacancies shall occur in the executive committee or of any other  committee  designated by the Board of Directors  hereunder,  by reason of  disqualification,  death,  resignation,  removal,  or otherwise,  the remaining members shall, until the filling of such vacancy,  constitute the then total  authorized  membership  of the committee  and,  provided that two or more members  are  remaining,  continue  to act.  Such  vacancy  may be filled at any meeting of the Board of Directors.

Section  7.08  Compensation.  The Board of  Directors  may allow a fixed sum and expenses of attendance to any member of the executive committee, or of any other committee designated by it hereunder,  who is not an active salaried employee of the corporation for attendance at each meeting of said committee.

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
                                  ARTICLE VIII
                         INDEMNIFICATION, INSURANCE, AND
                         OFFICER AND DIRECTOR CONTRACTS

Section 8.01  Indemnification:  Third Party Actions.  The corporation shall have the power to indemnify  any person who was or is a party or is  threatened to be made a party to any threatened,  pending,  or completed action, or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she is or was a  director,  officer,  employee,  or agent of the corporation,  or is or was  serving  at the  request  of  the  corporation  as a director, officer, employee, or agent of another corporation, partnership, joint venture,  trust, or other  enterprise,  against expenses  (including  attorneys'
fees) judgments,  fines, and amounts paid in settlement  actually and reasonably incurred by him or her in connection  with any such action,  suit or proceeding, if he or she acted in good faith and in a manner he or she  reasonably  believed to be in or not opposed to the best  interests  of the  corporation,  and,  with respect to any criminal action or proceeding, had no reasonable cause to believe his or her  conduct was  unlawful.  The  termination  of any  action,  suit,  or proceeding by judgment,  order, settlement,  conviction,  or upon a plea of nolo contendere or its equivalent,  shall not, of itself,  create a presumption  that the person did not act in good faith and in a manner which he or she  reasonably believed to be in or not opposed to the best interests of the  corporation,  and with  respect to any criminal  action or  proceeding,  he or she had  reasonable cause to believe that his or her conduct was unlawful.

Section 8.02 Indemnification:  Corporate Actions. The corporation shall have the power to indemnify  any person who was or is a party or is threatened to be made a party to any  threatened,  pending,  or completed  action or suit by or in the right of the  corporation  to procure a  judgment  in its favor by reason of the fact that he or she is or was a  director,  officer,  employee,  or agent of the corporation,  or is or was  serving  at the  request  of  the  corporation  as a director, officer, employee, or agent of another corporation, partnership, joint venture,  trust, or other  enterprise,  against expenses  (including  attorneys'
fees)  actually and  reasonably  incurred by him or her in  connection  with the defense or  settlement  of such action or suit, if he or she acted in good faith and in a manner he or she  reasonably  believed  to be in or not  opposed to the best interests of the corporation,  except that no indemnification shall be made in respect of any claim,  issue,  or matter as to which such a person shall have been adjudged to be liable for  negligence or misconduct in the  performance  of his or her duty to the corporation, unless and only to the extent that the court in which the action or suit was brought  shall  determine on  application  that, despite the  adjudication of liability but in view of all  circumstances  of the case,  the  person is fairly  and  reasonably  entitled  to  indemnity  for such expenses as the court deems proper.

Section 8.03 Determination. To the extent that a director, officer, employee, or agent of the  corporation  has been  successful  on the merits or  otherwise  in defense of any action, suit, or proceeding referred to in Sections 8.01 and 8.02 hereof, or in defense of any claim, issue, or matter therein, he or she shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection therewith.  Any other indemnification under
Sections  8.01  and  8.02  hereof,  shall  be  made  by the  corporation  upon a determination that indemnification of the officer, director,  employee, or agent is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Sections 8.01 and 8.02 hereof.  Such determination shall be made  either (i) by the Board of  Directors  by a  majority  vote of a quorum

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
consisting  of  directors  who  were  not  parties  to  such  action,  suit,  or proceeding;  or (ii) by independent legal counsel on a written opinion; or (iii)
by the  shareholders  by a  majority  vote of a quorum  of  shareholders  at any meeting duly called for such purpose.

Section  8.04  General  Indemnification.  The  indemnification  provided by this
Section shall not be deemed exclusive of any other indemnification granted under any provision of any statute,  in the  corporation's  Articles of Incorporation, these Bylaws,  agreement,  vote of shareholders or disinterested  directors,  or otherwise, both as to action in his or her official capacity and as to action in another  capacity  while holding such office,  and shall continue as to a person who has ceased to be a director, officer, employee, or agent, and shall inure to the benefit of the heirs and legal representatives of such a person.

Section  8.05  Advances.  Expenses  incurred  in  defending  a civil or criminal action,  suit, or proceeding as  contemplated in this Section may be paid by the corporation  in  advance  of the final  disposition  of such  action,  suit,  or proceeding  upon a majority  vote of a quorum of the Board of Directors and upon receipt of an undertaking by or on behalf of the director,  officers,  employee, or agent to repay such amount or amounts  unless if it is ultimately  determined that  he or she is to  indemnified  by the  corporation  as  authorized  by this
Section.

Section 8.06 Scope of Indemnification.  The  indemnification  authorized by this
Section shall apply to all present and future  directors,  officers,  employees, and agents of the  corporation  and shall continue as to such persons who ceases to be directors,  officers,  employees, or agents of the corporation,  and shall inure to the benefit of the heirs,  executors,  and  administrators  of all such persons and shall be in addition to all other indemnification permitted by law.

8.07.  Insurance.  The corporation may purchase and maintain insurance on behalf of any person who is or was a director,  employee,  or agent of the corporation, or is or was serving at the request of the  corporation as a director,  officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise  against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether  or not the  corporation  would have the power to  indemnify  him or her against any such liability and under the laws of the state of incorporation,  as the same may hereafter be amended or modified.

                                   ARTICLE IX
                                   FISCAL YEAR

The fiscal year of the corporation  shall be fixed by resolution of the Board of
Directors.

                                    ARTICLE X
                                    DIVIDENDS

The Board of Directors may from time to time declare,  and the  corporation  may pay,  dividends  on its  outstanding  shares in the  manner and on the terms and conditions provided by the Articles of Incorporation and these Bylaws.

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
                                   ARTICLE XI
                                   AMENDMENTS

All Bylaws of the corporation,  whether adopted by the Board of Directors or the shareholders,  shall be subject to  amendment,  alteration,  or repeal,  and new
Bylaws may be made, except that:

     (a) No Bylaws  adopted or amended by the  shareholders  shall be altered or repealed by the Board of Directors.

     (b) No Bylaws  shall be  adopted  by the  Board of  Directors  which  shall require  more than a majority of the voting  shares for a quorum at a meeting of shareholders,  or more than a majority of the votes cast to constitute action by the shareholders, except where higher percentages are required by law; provided, however that (i) if any Bylaw  regulating an impending  election of directors is adopted or amended or  repealed  by the Board of  Directors,  there shall be set forth in the notice of the next  meeting of  shareholders  for the  election  of directors, the Bylaws so adopted or amended or repealed, together with a concise statement of the changes made;  and (ii) no  amendment,  alteration or repeal of this Article XI shall be made except by the shareholders.

                            CERTIFICATE OF SECRETARY

The  undersigned  does hereby certify that he is the secretary of American Oil &
Gas Inc., a corporation  duly  organized and existing under and by virtue of the laws of the  State of  Nevada;  that the  above  and  foregoing  Bylaws  of said corporation were duly and regularly adopted as such by the Board of Directors of the  corporation  at a  meeting  of the Board of  Directors,  which was duly and regularly  held on the 23rd  day of  January,  2012,  and  that  the  above  and foregoing Bylaws are now in full force and effect.

DATED THIS 23rd day of January, 2012.

/s/ Robert Gelfand
---------------------------------
Robert Gelfand, Secretary

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